FOR RELEASE:	August 30, 2010

Contact:	Doug Glenn
Executive Vice President, General Counsel
And Chief Operating Officer
757-217-3634

HAMPTON ROADS BANKSHARES FILES DEFINITIVE PROXY
STATEMENT AND ANNOUNCES COMMENCEMENT OF
PREFERRED STOCK EXCHANGE OFFERS

Annual Meeting of Shareholders To Be Held on September28

$235 Million Private Placement of Common Stock Expected to Close in Third Quarter

Private Placement and Rights Offering Expected to Raise $275-$295 Million

NORFOLK, VIRGINIA (August 30, 2010) – Hampton Roads Bankshares, Inc. (NASDAQ: HMPR) (the “Company”) today filed a definitive proxy statement with the United States Securities and Exchange Commission (“SEC”) soliciting the vote of holders of its common stock on matters to be presented at its 2010 annual meeting of shareholders (the “Annual Meeting”).  The Annual Meeting is now scheduled to be held on September 28, 2010 at 9:00 a.m. EDT, at 999 Waterside Drive, Suite 400, Norfolk, Virginia.  The Company also filed with the SEC a Series A and B preferred shareholder proxy statement and an Exchange Offer Memorandum, which commenced offers to exchange newly issued shares of common stock for outstanding shares of Series A and B preferred stock (the “Exchange Offers”).

With these filings and the commencement of the Exchange Offers, the Company remains on track for the closing of $235 million of its planned $255 million private placement of common stock (the “Private Placement”) by the end of the third quarter.

Following this closing, the Company plans to close the remaining $20 million of the Private Placement and conduct a rights offering of $20-40 million (the “Rights Offering”), which will allow existing shareholders to purchase common stock at the same price as institutional investors participating in the Private Placement.  The investors participating in the Private Placement have committed to purchase any portion of the Rights Offering not purchased by existing shareholders.

The consummation of the Private Placement is subject to a number of conditions, including the exchange of all outstanding shares of Series A and B preferred stock for shares of common stock or the approval of an amendment to the designations of the Series A and B preferred stock allowing the Company to convert such preferred stock into common stock at its option.

The Company plans to use the $275 - $295 million in total proceeds from the Private Placement and the Rights Offering to make capital contributions to its subsidiary banks and for other corporate purposes.

Caution about Forward-Looking Statements

Certain information contained in this discussion may include “forward-looking statements.”  These forward-looking statements relate to the Company’s plans for raising capital, including the transactions described in this press release, the conditions necessary for and timing of the closings of the Private Placement.  There can be no assurance that the Company will be able to close on the transactions with investors and obtain required capital, or that other actual results, performance or achievements of the Company will not differ materially from those expressed or implied by forward-looking statements.  Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to, our ability to complete the transactions announced today and other aspects of our recapitalization and recovery plans including regulator, shareholder and other third-party action and consents, including the successful participation of holders of our Series A and B preferred stock in the Exchange Offers and the United States Department of the Treasury in an exchange offer of preferred stock it holds.  Additional factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to: (1) our ability to attract new deposits and loans; (2) local, regional, and national economic conditions and events and the impact they may have on us and our customers; (3) risks associated with concentrations in real estate related loans; (4) increasing levels of classified assets, including nonperforming assets, which could adversely affect our earnings and liquidity; (5) market interest rate volatility; (6) stability of funding sources and continued availability of borrowings; (7) changes in legal or regulatory requirements or the results of regulatory examinations that could restrict growth and constrain our activities, including the terms of our written agreement entered into with the Federal Reserve Bank of Richmond and the Virginia Bureau of Financial Institutions; and (8) changes in accounting standards and interpretations.  For details on these and other factors that could affect expectations, see the cautionary language included under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as amended, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, as amended, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 and other filings made with the SEC.

Additional Information

The Private Placement discussed above involves the sale of securities in private transactions that will not be registered under the Securities Act of 1933.  This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

As previously indicated, the Company has filed its definitive proxy statement with the SEC in connection with the transactions contemplated herein (the “Proxy Statement”) and intends to mail the Proxy Statement to common shareholders on or about September 1, 2010.  The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies.  The Proxy Statement is publicly available now on the SEC’s website at the address below and contains important information about the Company and related matters, including the current security holdings of the Company’s respective officers and directors.  Security holders are urged to read the Proxy Statement.

The written materials described above, including the Proxy Statement and the interests of participants in the proxy solicitation pursuant to the Proxy Statement and other documents filed by the Company with the SEC are available free of charge from the SEC’s website at www.sec.gov.  In addition, free copies of these documents may also be obtained by directing a written request to:  Doug Glenn, Executive Vice President, General Counsel and Chief Operating Officer, Hampton Roads Bankshares, Inc., 999 Waterside Dr., Suite 200, Norfolk, Virginia 23510.

About Hampton Roads Bankshares

Hampton Roads Bankshares, Inc. is a bank holding company that was formed in 2001 and is headquartered in Norfolk, Virginia. The Company’s primary subsidiaries are Bank of Hampton Roads, which opened for business in 1987, and Shore Bank, which opened in 1961 (the “Banks”).  The Banks engage in general community and commercial banking business, targeting the needs of individuals and small to medium-sized businesses.  Currently, Bank of Hampton Roads operates twenty-eight banking offices in the Hampton Roads region of southeastern Virginia and twenty-four offices in Virginia and North Carolina doing business as Gateway Bank & Trust Co.  Shore Bank serves the Eastern Shore of Maryland and Virginia through eight banking offices and fifteen ATMs. Through various affiliates, the Banks also offer mortgage banking services, insurance, title insurance, and investment products.  Shares of the Company’s common stock are traded on the NASDAQ Global Select Market under the symbol HMPR. Additional information about the Company and its subsidiaries can be found at www.hamptonroadsbanksharesinc.com.